UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Dover Saddlery, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 2, 2007
and
PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

Dover Saddlery, Inc.
P.O. Box 1100, 525 Great Road
Littleton, MA 01460

Notice of Annual Meeting of Shareholders
To Be Held May 2, 2007

DEAR SHAREHOLDERS:

The annual meeting of shareholders of Dover Saddlery, Inc., a Delaware corporation (“Dover” or the “Company”), will be held on Wednesday, May 2, 2007, beginning at 10:00 a.m. local time, at the Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, for the following purposes:

1. To elect three Class II Directors to hold office for three-year terms, or until their successors are duly elected and qualified;

2. To ratify the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Only holders of record of shares of Dover common stock at the close of business on March 6, 2007, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and adjournments or postponements thereof. Shareholders are cordially invited to attend the annual meeting in person.

By Order of the Board of Directors

Jonathan A.R. Grylls
Secretary

Littleton, Massachusetts
April 10, 2007

Please complete, date, sign and mail promptly the enclosed proxy in the return envelope, whether or not you plan to attend the annual meeting.

YOUR VOTE IS IMPORTANT

Please sign and return the enclosed proxy, whether or
not you plan to attend the Annual Meeting.

Dover Saddlery, Inc.
P.O. Box 1100
525 Great Road
Littleton, MA 01460
978-952-8062

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 2, 2007

This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 12, 2007 in connection with the solicitation by the Board of Directors (the “Board”) of Dover Saddlery, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday May 2, 2007, and at any and all adjournments thereof (the “Annual Meeting”). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders’ directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company’s Secretary in writing or by orally notifying the Company in person.

The Board has fixed the close of business on March 6, 2007, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 5,074,344 shares of the Company’s Common Stock, $0.0001 par value (the “Common Stock”), entitled to cast 5,074,344 votes.

The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

The Class II Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes as to these elections do not count as votes for or against such elections.

Votes will be tabulated by the Company’s transfer agent, StockTrans.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the selection of Ernst & Young LLP as independent auditors of the Company for fiscal year 2007 (Proposal No. 2), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. See “OTHER MATTERS.”

Quorum; Abstentions; Broker Non-Votes

In Proposal 1 for the election of directors, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Proposal 2 requires the approval of the affirmative vote of a majority of the shares “represented and voting”.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” in a matter are treated as being present at the meeting for purposes of establishing the quorum, but only shares voted “FOR” or “AGAINST” are treated as shares “represented and voting” at the Annual Meeting with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number “represented and voting” with respect to a proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes, labeled Class I, Class II and Class III each containing, insofar as possible, an equal number of directors. Directors of each class serve for staggered three-year terms, with the term of one of the three classes expiring each year at the Company’s annual meeting of stockholders or special meeting in lieu thereof.

The Board currently consists of seven Directors: two Class I Directors, three Class II Directors, and two Class III Directors.

The Company’s current Class II Directors are Jonathan A.R. Grylls, David J. Powers, and John W. Mitchell. Their terms as director will expire at the Company’s 2007 annual meeting of stockholders or special meeting in lieu thereof.

The Nominating and Corporate Governance Committee of the Board has selected for nomination, and the Board of Directors has approved the selection of nominees, Messrs. Grylls, Mitchell and David Powers for election as Class II Directors, to serve until the Company’s 2010 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

The Directors whose terms expire at the annual meeting in 2008 and 2009, respectively, are: Stephen Day and James Powers, Class III Directors; and William Meagher and Gregory Mulligan, Class I Directors.

Vote Required

The three nominees for Class II Director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under the Company’s By-Laws.

Recommendation

The Board recommends that you vote FOR the election of Mr. Grylls, Mr. Mitchell and Mr. David Powers as Class II Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company:

Name	Age	Position

Stephen L. Day(5)	61	Chief Executive Officer, President, Treasurer, Chairman
Jonathan A.R. Grylls(4)*	42	Chief Operating Officer, Vice President, Secretary, Director
Michael W. Bruns	50	Chief Financial Officer
William G. Schmidt	57	Vice President of Operations
David J. Powers(3)(4)*	57	Director
James F. Powers(1)(2)(5)	57	Director
Gregory F. Mulligan(1)(2)(6)	53	Director
William F. Meagher, Jr.(1)(3)(6)	68	Director
John W. Mitchell(2)(3)(4)*	58	Director

*	Nominee for re-election as a Class II Director

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

(4)	Class II Director with term expiring at 2007 Annual Meeting.

(5)	Class III Director with term expiring at 2008 Annual Meeting.

(6)	Class I Director with term expiring at 2009 Annual Meeting.

Stephen L. Day has been our President, Chief Executive Officer, Treasurer and Chairman of our Board of Directors since 1998. Mr. Day previously was the controlling member of EquiSearch.com LLC, a leading Internet equine content site. Prior to his acquisition of EquiSearch, he was the Chief Executive Officer of State Line Tack, Inc. from 1991 until the acquisition of State Line by PetSmart, Inc. He holds an MBA from Harvard University and a BS in Industrial Management from Purdue University. As an avid equestrian, he has founded two riding schools and trained many young horses to become successful show horses.

Jonathan A.R. Grylls has been our Chief Operating Officer and a member of our Board of Directors since 1998. Mr. Grylls currently serves as Vice President and Secretary. Prior to joining Dover, Mr. Grylls was Chief Operating Officer of Equestrian Products Corporation, a distributor of equestrian products, and held various other positions in MIS, sales, credit and operations at Eisers, the predecessor to Equestrian Products Corp. He previously was Vice President of Merchandising at State Line Tack, Inc. from 1992 until 1996. Mr. Grylls graduated from the University of Manchester’s Institute of Science and Technology with a BS with Joint Honors in Mathematics and Management Sciences.

Michael W. Bruns has been our Chief Financial Officer since August 2005 and joined our company as Corporate Controller in 1999. Prior to joining Dover, Mr. Bruns served as Vice President of Finance for CPS Direct, a communications marketing company from 1997 to 1999. He was Controller for Northeast Mobile Communications, a specialty retailer, from 1995 to 1997. Prior to that, he served as Director of Financial Reporting for St. Johnsbury Trucking Company and as Corporate Controller for R&S Corporation. He also was an Auditor for McGladrey Pullen & Co. Mr. Bruns holds a BA in Accounting and English from Simpson College, and is a Certified Public Accountant (CPA).

William G. Schmidt has been our Vice President of Operations since 2001. Prior to joining Dover, Mr. Schmidt held senior positions with catalog companies Duncraft, Bay Country Wood Crafts and

Garden Way, and established the direct marketing division of Eastern Mountain Sports. Mr. Schmidt previously worked at State Line Tack, Inc. from 1991 to 1997 in various positions including Chief Financial Officer, Chief Operations Officer, Vice President and General Manager. He has served as President of the New England Mail Order Association and on the Board of Advisors for the National Catalog Conference and the National Catalog Operations Forum. He holds a BS in Accounting from Bentley College.

David J. Powers has served as a member of our Board of Directors since 1998. Mr. Powers co-founded Dover Saddlery in 1975 and held various positions there until 1998, including Vice President of Operations. He assumed responsibility for the development of Dover’s catalog business in 1982. Mr. Powers is a former member of the United States Equestrian Team. He holds a BA from the University of Pennsylvania. David Powers is the brother of James Powers.

James F. Powers was a founder, and President of Dover Saddlery from 1975 until 1998. Mr. Powers has served as a member of our Board of Directors since 1998. He is a former member of both the United States Equestrian Team and the 1972 U.S. Olympic Team. Mr. Powers is a current member of the USET Foundation Gold Medal Club and an active rider. He attended Babson College. James Powers is the brother of David Powers.

Gregory F. Mulligan has served as a member of our Board of Directors since 2004. Since 2002, Mr. Mulligan has been the President of Bay Investment Advisors, an investment banking firm. From 1996 to 2002, Mr. Mulligan worked as Managing Director at Citizens Capital, Inc., a mezzanine and equity investing company.

William F. Meagher, Jr. has served as a member of our Board of Directors since November 2005. Mr. Meagher was the Managing Partner of the Boston Office of Arthur Andersen LLP from 1982 until 1995 and spent a total of 38 years with Arthur Andersen. Mr. Meagher was a member of the American Institute of Certified Public Accountants and the Massachusetts Society of Certified Public Accountants. Mr. Meagher is a trustee of Living Care Villages of Massachusetts, Inc. d/b/a North Hill and the Dana Farber Cancer Institute and the Greater Boston YMCA. Mr. Meagher also serves as a director of SkillSoft Public Limited Co.

John W. Mitchell has served as member of our Board of Directors since November 2006. Mr. Mitchell currently serves as Vice President and General Counsel of Aavid Thermal Products, Inc. (Aavid), a leading thermal engineering company headquartered in Concord, New Hampshire. For the past 11 years, Mr. Mitchell has co-led the corporate development function at Aavid and a group of public and private Aavid affiliates, with a particular focus in corporate governance, corporate finance, investor relations, mergers and acquisitions, commercial, compliance and legal. Previously, Mr. Mitchell practiced business law as a senior partner with Sulloway & Hollis, of Concord, New Hampshire.

The Company’s executive officers are elected by the Company’s directors and hold office until the first Directors’ meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them, or until they sooner die, resign, are removed or become disqualified.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, as required by The NASDAQ Stock Market (“NASDAQ”), that applies to each of the Company’s employees, executive officers and Directors, including its principal executive officer, principal financial officer and principal accounting officer/controller. The Code of Business Conduct and Ethics is available on the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm. The Company intends to satisfy any Securities and Exchange Commission (“SEC”) disclosure requirements relating to amendments to and/or waivers of the Code of Business Conduct and Ethics by posting such information on the Company’s website identified above and/or by filing or furnishing copies thereof as exhibits to its periodic filings with the SEC.

Board, Committee and Stockholder Meetings

During the Company’s fiscal year ended December 31, 2006 (“fiscal 2006”), the Board met or acted by unanimous consent a total of ten times. The Board currently has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, whose members are appointed by the Board for annual terms ending March 31 each year, coinciding with the filing with the Securities and Exchange Commission (SEC) of the Company’s Annual Report on Form 10-K for the preceding fiscal year. The Audit Committee met or acted by unanimous consent seven times during fiscal 2006. The Compensation Committee met or acted by unanimous consent five times during fiscal 2006, and the Independent Directors of the Company’s Board, acting on behalf of the Compensation Committee, met two times during fiscal 2006. The Nominating and Corporate Governance Committee (NCGC) met or acted by unanimous consent six times during fiscal 2006; the Search Committee acting on behalf of the NCGC in connection with the recruitment of an additional director, met or acted by unanimous consent once during fiscal 2006; and the Independent Directors of the Company’s Board, acting on behalf of the NCGC in nominating and appointing new directors, met or acted by unanimous consent two times during fiscal 2006. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings held by the Board and Committees of the Board on which he or she served.

It is the Company’s policy that all members of the Board attend the annual meeting of stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board near the same date as the annual meeting of stockholders, depending on the timing of the annual meeting of stockholders in relation to the release of the Company’s first quarter earnings and financial statements for the current fiscal year. The date of the annual meeting in fiscal 2006 was May 3, 2006. At that meeting, all directors other than Mr. Grylls attended the annual meeting of stockholders in person.

Board and Committee Independence and Member Qualifications

Board of Directors.  Periodically the Nominating and Corporate Governance Committee of the Board reviews the relationships that each director has with the Company and with other parties, and reports on that review to the full Board. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ rules and who the Board, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determines have no relationships that would interfere with the exercise of independence in carrying out the responsibilities of a director, are considered to be independent directors. The Board has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers (a Board member determined to be independent under such rules and based on such factors is referred to as being “Independent”) . After evaluating these factors, the Board has determined that five members of the Board who are not employees of the Company or any parent or subsidiary of the Company (each a “Non-Employee Director”, and as a group, the “Independent Directors”), comprising seventy-one percent (71%) of the whole Board, are Independent.

Audit Committee.  Under applicable NASDAQ rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under the NASDAQ rules, the Board also considers the requirements of Section 10A(m)(3), and Rule 10A-3 and Item 7(d)(3)(iv) of

Schedule 14A under the Securities Exchange Act of 1934 (such review process conducted by the Board herein the “Qualifications and Independence Review” or simply, “Independence Review”).

As a result of its Independence Review in 2006, the Board determined that, with respect to the composition of the Audit Committee for the twelve months ending March 31, 2007, Mr. Meagher (Chairman) and Messrs. David Powers and James Powers, in their capacity as members of the Audit Committee of the Board, were Independent. In addition, the Board determined that Mr. Meagher was an “Audit Committee Financial Expert” within the meaning of under Item 401 (h) of Regulation S-K and other applicable SEC rules, and that Messrs. Meagher, David Powers and James Powers each had the financial sophistication and other attributes required under the applicable NASDAQ rules.

In early 2007, the Board conducted its annual Qualifications and Independence Review, in connection with its Audit Committee appointments for the twelve months ending March 31, 2008. Consistent with the recommendation of its Nominating and Corporate Governance Committee (sometimes herein, the “Nominating Committee”), the Board reviewed the qualifications and independence of that committee’s nominees to serve on the Audit Committee: Messrs. William Meagher (Chair), Gregory Mulligan, and James Powers. The Board has determined that each of these Directors, in his capacity as a member of the Audit Committee of the Board, is Independent. In addition, the Board has determined that Mr. Meagher is an “Audit Committee Financial Expert” within the meaning of under Item 401 (h) of Regulation S-K and other applicable SEC rules, and that each of Messrs. Meagher, Mulligan and James Powers has the financial sophistication and other attributes required under the applicable NASDAQ rules.

For more information about this committee and its functions, see “Information Concerning the Audit Committee and Auditors” later in this Proxy Statement.

Compensation Committee.  Prior Mr. John Mitchell’s appointment to the Board and to the Compensation Committee on November 14, 2006, Mr. Day, the Company’s CEO, served on the Company’s Compensation Committee with Mr. James Powers during the transition period since the Company’s IPO as permitted by NASDAQ rules. In November 2006, the Board determined that Mr. James Powers (Chairman) and Mr. John Mitchell, in their capacity as members of the Compensation Committee of the Board, were Independent. In early 2007, the Board conducted its annual Qualifications and Independence Review, and determined that the following Directors are Independent, as proposed by the Nominating Committee to serve on the Compensation Committee for the twelve months ending March 31, 2008: James Powers (Chair), John Mitchell, and Gregory Mulligan.

Nominating and Corporate Governance Committee.  Prior Mr. John Mitchell’s appointment to the Board and to the Nominating and Corporate Governance Committee (“NCGC” or “Nominating Committee”) on November 14, 2006, Mr. Day, the Company’s CEO, served on the NCGC with Mr. David Powers during the transition period since the Company’s IPO as permitted by NASDAQ rules. In November 2006, the Board determined that Mr. David Powers (Chairman) and Mr. John Mitchell, in their capacity as members of the Nominating and Corporate Governance Committee of the Board, were Independent. In early 2007, the Board conducted its annual Qualifications and Independence Review, and determined that the following Directors are Independent and appointed them to serve on the Nominating Committee for the twelve months ending March 31, 2008: David Powers (Chair), William Meagher, and John Mitchell. For more information about this committee and its functions, see “Information About Nominating and Corporate Governance Committee” later in this Proxy Statement.

Stockholder Communications

Stockholders may communicate directly with the members of the Board or the individual chairman of standing Board committees by writing directly to those individuals care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual. Updates or additions to the Company’s policy on Stockholder Communications will be available on the Company’s website at: http://investor.shareholder.com/dovr/committees.cfm.

INFORMATION CONCERNING THE AUDIT COMMITTEE AND AUDITORS

For the twelve months ending March 31, 2007, the Audit Committee was composed of Mr. Meagher (Chairman), Mr. David Powers and Mr. James Powers.

The Committee reviews the internal accounting procedures of the Company and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The Audit Committee meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm, and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Audit Committee. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) under the Securities Exchange Act of 1934. These and other aspects of the Audit Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Audit Committee Charter is available at the Company’s website at: http://investor.shareholder.com/dovr/documents.cfm.

Report of the Audit Committee

In fulfilling its responsibilities, the Audit Committee met with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for fiscal 2006, to discuss the scope of EY’s audit of the Company’s financial statements for fiscal 2006 and the results of EY’s examination.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and EY. The Audit Committee discussed with EY the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 89 and SAS No. 90, including a discussion of EY’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from EY the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with EY, as well as other matters related to EY’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the year ended December 31, 2006 be included in its Annual Report on Form 10-K for fiscal 2006, for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

William F. Meagher, Jr. (Chairman)
David J. Powers
James F. Powers

Relationship with Auditors

EY, the independent registered public accounting firm which has served as the Company’s principal independent auditors for the three years ending December 31, 2006, was selected by the Audit Committee to continue in that capacity for fiscal 2007. A representative of EY is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

Principal Accounting Fees and Services

The aggregate fees for professional services rendered by EY for the fiscal years ended December 31, 2006, 2005 and 2004 were as follows:

Description	2006	2005	2004

Audit Fees(1)	$220,000	$210,000	$46,000
Audit-Related Fees(2)	$—	$325,000	—
Tax Fees(3)	—	—	—

(1)	Audit Fees are fees for the audit of the Company’s annual financial statements and review of quarterly financial statements.

(2)	Audit-Related Fees are fees for accounting and auditing services performed in connection with the Company’s IPO.

(3)	Tax Fees are fees for tax compliance, tax planning and tax advice.

The Audit Committee has determined that EY’s provision of services to the Company not related to its audit of the Company’s financial statements (herein, “Unrelated Services”) was at all relevant times compatible with that firm’s independence.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. Specific services that were not contemplated by the annual budget may also be pre-approved, on a case-by-case basis, by the Audit Committee acting as a whole, or by a designated single member of the Audit Committee provided such services are then approved, on at least a quarterly basis, by the Audit Committee acting as a whole.

The Audit Committee pre-approved EY’s engagement to provide audit services in respect of fiscal 2006 pursuant to such pre-approval policies. With respect to EY Unrelated Services (as referenced by the figures accompanying notes (2)-(3) above), the Audit Committee did not engage EY to provide any such services in fiscal 2006; in prior years (specifically fiscal 2005), the Audit Committee pre-approved 100% of such services pursuant to paragraph (c)(7)(i)(A-B) of Rule 2-01 of Regulation S-X.

PROPOSAL TWO

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the policies and procedures described above, under the heading, “Information Concerning the Audit Committee and Auditors”, the Audit Committee has selected Ernst & Young, LLP as the Company’s independent registered public accounting firm for fiscal 2007. If the Stockholders fail to ratify this appointment, the Audit Committee will consider a replacement auditor if it determines such replacement is in the best interest of the Company.

Vote Required

The affirmative vote of a majority of the shares “represented and voting” will be required to approve this Proposal.

Recommendation

The Audit Committee, on behalf of the Board, recommends that you vote FOR the ratification of the selection of EY as the Company’s Independent Registered Public Accounting Firm.

INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

General

For the twelve months ending March 31, 2007, the Nominating and Corporate Governance Committee (sometimes herein, the “Nominating Committee”) was chaired by Mr. David Powers (Chairman). For the first several months, Mr. Day, a Director and the Company’s CEO, served on the Nominating Committee, pursuant to the transition provisions of NASDAQ’s rules for recently public companies. Effective as of November 14, 2006, Mr. Day resigned from the Nominating Committee, and the Board appointed Mr. John Mitchell in his stead, following a unanimous vote of the disinterested Independent Directors who had determined that both Messrs. Mitchell and David Powers were Independent. Thus, a Nominating Committee comprised of Chairman David Powers and Mr. Mitchell carried out the Committee’s charter functions with respect to the Board’s nominees for election as Class II Directors and recommendations to the full Board for committee appointments for the twelve months ending March 31, 2008.

Where it retains the requisite independence under NASDAQ rules, the Committee identifies individuals qualified to become members of the Board, selects director nominees for each annual meeting of stockholders, recommends individuals to fill vacancies in the Board, develops and recommends corporate governance principles to the Board and is responsible for leading an annual review of the performance of both the Board as a whole and its individual members, as described below. These and other aspects of the Nominating and Corporate Governance Committee’s responsibilities and authority are more fully described in the written charter for the Committee adopted by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available to security holders at the Company’s website at http://investor.shareholder.com/dovr/documents.cfm.

Nomination and Election of Seventh Director

As previously reported in the Company’s 2006 Proxy Statement, the Board committed to recruit a new qualified individual in 2006 to serve on the Board whose independence, determined under relevant NASDAQ rules, would assure that the Company meet NASDAQ’s listing requirement that the Board be comprised of a majority of independent directors by the first anniversary of the Company’s IPO.

Last year, the Nominating and Corporate Governance Committee consisted of Mr. David Powers (Chairman) and Mr. Day. Because the committee at that time was not comprised solely of Independent Directors, the Committee recommended that the Independent Directors perform several of these functions in connection with the nomination and selection of a seventh Director.

The Independent Directors accepted this referral of authority and responsibility, and designated non-management directors David Powers and William Meagher to act as an ad hoc search committee to identify, screen, evaluate and recruit potential nominees.

The search committee’s first order of business was to establish nomination criteria to aid in the search process. In establishing search criteria, the committee sought guidance from other members of the Board and from the Company’s accounting and legal advisors. In addition to the general nomination criteria (see “INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, Nomination Criteria”, below), the special search criteria included consideration of such factors as: independence; business acumen; integrity; database marketing growth — strategy and execution; multi-channel retail and rapid retail rollout and management; financial knowledge; and capital structure and capital formation experience.

The search committee encouraged each Director to submit names of potential candidates for consideration by the committee. The committee also identified the Company’s pending search to local and regional corporate governance and public director groups for the referral of potential candidates.

Representatives of the search committee screened numerous candidates, and either spoke with or met several of them, including Mr. Mitchell, who had first been suggested to Mr. Day for consideration by the Company’s legal counsel. Mr. Day in turn referred the suggestion to the search committee.

The search committee met in person with Mr. Mitchell in the fall of 2006, and then met as a committee to consider his candidacy. Based upon its review of Mr. Mitchell’s qualifications and its assessment of the relevant search criteria, the search committee voted unanimously to recommend his candidacy to the Independent Directors, acting as a group.

The Independent Directors met to consider the recommendation of its search committee and Mr. Mitchells’ qualifications. Their initial review was favorable, but they decided (i) to afford each Independent Director an opportunity to meet with Mr. Mitchell, and (ii) to seek more information from Mr. Mitchell pertaining to the annual disclosure categories prescribed by SEC Regulation S-K, Item 401. Once the full Board had voted to increase the size of the Board to seven, then the Independent Directors, equipped with that additional information, found that Mr. Mitchell is Independent and unanimously voted to elect John W. Mitchell to the Board, effective November 14, 2006; and to appoint Mr. Mitchell to the Board’s Compensation Committee and Nominating and Corporate Governance Committee.

Nomination Criteria

Pursuant to its charter, the Nominating and Corporate Governance Committee is charged with reviewing the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and nominate candidates for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, this function includes review of each such director’s overall past service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet applicable Independence standards. Additionally, this function evaluates Board members whose terms of office are set to expire the following year, and includes seeking input from the Company’s Chief Executive Officer and Chief Financial Officer.

In selecting both incumbent and new director nominees, this function seeks candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Although this function has not established minimum requirements for director candidates, it will assess candidates’ strengths and weaknesses in at least the following categories: Marketing/Branding, Finance and Capital Markets, Specialty Retail, Technology, Entrepreneurship, Corporate Leadership, Diversity and Governance/Legal. The Committee will also consider such matters as a candidate’s ability to read and understand fundamental financial statements, whether a conflict or potential conflict of interest exists and the candidate’s independence from management. The Nominating and Corporate Governance Committee, or the Independent Directors of the Board acting in the Committee’s stead, may change the criteria it considers in potential director candidates from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Nominations of Class II Directors for Election at 2007 Annual Meeting of Stockholders

Since January 1, 2007, the Nominating and Corporate Governance Committee met two times, to carry out its responsibilities under the committee charter and in connection with its consideration and selection of nominees for Class II Directors.

The Committee recommended to the Board, and the Board approved and nominated Messrs. Mitchell, Grylls and David Powers for election as Class II Directors, to serve until the Company’s 2010 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

Stockholder Recommendations and Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by writing to The Nominating and Corporate Governance Committee, care of Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

Stockholders may nominate director candidates by following the procedures described under the heading “Stockholder Proposals” later in this Proxy Statement.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

General

The principal objective of the Company’s Management Compensation Program is to compensate our executives in a fashion which will on the one hand provide them a base level of compensation at a fair market cost for average performance while on the other hand incentivise and reward them for above average performance. This is done by creating two basic components of compensation; a fixed base salary and an incentive bonus opportunity. The fixed base salary is always set and maintained at market by using salary studies such as the Mercer Multi-Outlet Retailer Compensation Survey and the Hewitt Associates Catalog Industry Survey (herein, the “Sector Compensation Studies”). Dover’s base salaries or wages are generally set at the average paid for like job descriptions and similar experience and qualifications.

The philosophies and objective of the Compensation Program for our Chief Executive Officer and our other three executive officers who served in such capacities during the fiscal year ended December 31, 2006 (the “Named Executive Officers” or “NEOs”) is the same as for all of our senior management: that is, competitive market-determined base salaries, combined with a performance bonus opportunity to earn in the upper quartile of total compensation as a reward for superior financial performance.

Subject to these objectives, the CEO negotiated his employment contract with the Board’s Compensation Committee in 2005; and the COO negotiated his employment contract with the CEO in 2005, subject to approval by the Compensation Committee. The CEO consulted the Sector Compensation Studies in establishing base salary and performance bonus targets for the CFO and Vice President of Operations, and reviewed these with the Compensation Committee before finalizing the compensation packages of those executives.

The Company’s incentive bonus program is based on the Company’s performance against certain targets for its Earnings before Interest, Taxes, Depreciation and Amortization, or EBITDA. Under the EBITDA incentive bonus program which is also available to other members of Senior Management, the bonus payout may be from ten percent to forty percent of base salary, but is directly tied to the EBITBA target and is approved by the Board of Directors on an annual basis. If seventy-five percent of the EBITDA target is achieved, then fifty percent of the EBITDA bonus is paid. Between seventy-five and one-hundred percent achievement, the bonus is calculated on a pro rata basis up to one-hundred percent.

Example:

•	Base salary 100,000

•	EBITDA bonus percentage available 20%

•	EBITDA target approved by the Board 5,000,000

•	EBITDA target achieved 75% on 3,750,000

•	EBITDA payout 50%

•	Eligible bonus $20,000 (20% of 100,000)

•	Bonus earned $10,000 (50% of 20,000)

Fiscal Year 2006

The CEO and the COO operate under employment agreements, which establish their respective base salaries, based on the criteria set forth above, at $350,000 and $250,000. Each employment agreement also establishes a range of performance bonuses opportunities for the CEO and COO ranging from 0-40% of their base salaries, depending on the percentage achievement of the Company’s EBITDA goals for the fiscal year. Copies of their employment agreements may be found as Exhibits 10.29 and 10.30 to the Company’s Registration Statement on Form S-1, as filed on August 26, 2005 with the Securities and Exchange Commission (“SEC”), as amended by Exhibits 10.34 and 10.35 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed on March 30, 2006 with the SEC. In fiscal 2006, based on the Company’s achievement of 77.1% of its EBITDA goal, the CEO’s performance bonus was $41,200; and the COO’s was $29,400.

The CFO receives a bonus opportunity of 30% of base, based on the EBITDA performance of the Company. In fiscal 2006, his base salary was adjusted upward from the prior year, pursuant to the market metrics referenced above, to $158,846, and his bonus was $26,000.

The Vice President of Operations receives a bonus opportunity based on EBITDA, whereby he can earn an annual award equivalent to 17.5% of his salary and a second operating bonus based on achieving specific quantitative operating goals whereby he can earn up to an additional 17.5% of his annual salary. In fiscal 2006, his base salary was set at $186,346, and his bonus totaled $55,400. He earned $17,800 of his bonus based on the Company’s percentage achievement of its EBITDA goal, and he earned the additional $37,600 of his bonus as the result of exceeding the operational goals set for his departments.

Stock Option Program

Dover Saddlery believes that in addition to the short term focus encouraged by the incentive bonus program, senior management should also have a longer term focus. This is achieved by having all of the members of the senior management be part of the Stock Option Program.

The Compensation Committee regularly meets on a pre-scheduled date in September or October each year to evaluate the performance of the Company as a whole year-to-date and of its Directors, Officers and other key employees, and to consider the grant of stock options under this program. The Committee sets the exercise price based on the NASDAQ closing price of the Company’s common stock on the date of its meeting, which is also the date of the option award, unless the Company is in the possession of material non-public information (MNPI), in which case the Committee either postpones the grant of all stock options, or postpones the award date until a later date when the

Company is not in the possession of MNPI. The Compensation Committee considers the accounting and tax treatment of establishing the entire stock option pool at various levels, and considers the recommendations of the CEO for the specific award of stock options to all NEOs other than the CEO. During the course of 2006, the Compensation Committee met once in June and thereafter had a continuing dialogue with management in order to establish the range of total potential option grants to all Directors, Officers and key employees. In October 2006, the Compensation Committee awarded 15,725 stock options to each of the Company’s Named Executive Officers, out of a total of 134,529 stock options awarded to all Company employees.

The Committee based its option awards to NEOs, relative to the awards to other employees, based on their continued year-to-year assessment of the relative contributions of respective senior management to the Company’s success. In addition, the Compensation Committee awarded 31,500 stock options to its Directors (including Directors who are employees) in fiscal 2006, as part of the Directors’ compensation program (see “Executive Compensation Discussion and Analysis — Director Compensation” below). In each case, the Compensation Committee confirmed with management that the Company was not in the possession of MNPI on the dates of the option awards. All the stock options awarded in 2006 vest at the rate of 20% per year, in arrears, over five years. For all option awards other than Director options awarded to Mr. Mitchell, the date of the award was October 26, 2006, the date of the Compensation Committee’s regularly scheduled October meeting. In connection with his appointment to the Company’s Board of Directors in November 2006, Mr. Mitchell’s award of 10,500 options was approved by the Compensation Committee on November 17, 2006, with an exercise price, $8.78, equal to the NASDAQ closing price on that date.

All the NEO stock options granted in 2006 were incentive stock options (ISOs), with an exercise price equal to at least 100% of the closing price of the Company’s common stock on The NASDAQ National Market on the date of the award. The exercise price for all NEO option awards (other than to the CEO) was thus set at $7.50, the NASDAQ closing price on October 26, 2006, the date of the awards, and those options have a term of ten years. For the CEO, who is the holder of more than five percent (5%) of Dover’s common stock, the exercise price of his ISOs was set at $8.25, or 110% of the closing price on the date of the award, October 26, 2006, and the options have a term of five years.

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on April 2, 2007, the Company has estimated the fair market value of each option, using the Black-Scholes valuation method, to be $3.05, to be amortized over the estimated life of the option. Accordingly, the Company booked a total non-cash share-based compensation expense of $17,000 in fiscal 2006, of which $6,396 is attributable to stock options granted to NEOs in their capacity as employees.

Directors’ Compensation

The Company’s Director compensation program has been current has been in place since 2005, when the Board approved a recommendation by the Compensation Committee of the Board based on information available regarding comparable companies. Effective with the consummation of the Company’s IPO, each Non-Employee Director receives a $7,000 annual retainer, and $750 for each meeting of the Board of Directors that he or she attends. Directors who are employees of the Company are not paid any separate fees for serving as directors. The Chairman of the Audit Committee receives an additional $3,000 annual retainer.

Each new Director is granted an option to purchase 7000 shares of our common stock. Moreover, all Directors will, with respect to each fiscal year in which they serve as a Director, be granted an option to purchase 3500 shares of our common stock. All options granted to Directors have an exercise price equal to the fair market value of our common stock on the respective dates of such grants. In 2006, the Compensation Committee approved the grant and award to each Director of options to purchase 3500 shares of the Company’s common stock.

In addition, all Directors have been authorized to purchase merchandise at the employee discount rate of cost-plus-10%.

Certain Employment and Severance Arrangements

Stephen L. Day and Jonathan A.R. Grylls each have employment agreements with the Company which, among other things, provide that if their employment is terminated by the Company other than for just cause (as defined in the agreements), the Company will make severance payments to them in an aggregate amount equal to twice the amount of their annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary otherwise would have been paid, plus, in the event such termination occurs on or after July 1 of any year and the Company is meeting or exceeding the goals previously established under the annual incentive plan for that year, a pro rata portion of his annual incentive compensation.

Each of those employment agreements separately provides for the following payments to the executive if the executive’s employment is terminated within two years following a change in control (as defined in the agreements) by the Company without cause (as defined in the agreements) or by the executive with good reason (as defined in the agreements): a lump sum equal to two times the executive’s annual base salary at the time of termination, such lump sum to supersede any other post-termination compensation and benefits payable to the executive under any other agreements with the executive. Also, if the executive’s employment is terminated within two years following a change in control by the Company without cause or by the executive for good reason, then all outstanding stock options held by the executive for the purchase of shares of the Company’s Common Stock shall immediately become exercisable in full.

Summary

Although the Company does not engage in specific benchmarking for total compensation (including the value of option awards) to NEOs, in the opinion of management, the Company’s compensation policies have stood the test of time, and been very effective over the last nine years at both fairly compensating and motivating its employees to achieve well beyond average.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our Chief Executive Officer and our other three Named Executive Officers. The Company did not, in respect of any of our NEOs in fiscal 2006, grant any restricted stock awards or stock appreciation rights, accrue deferred compensation charges, or make any long-term incentive plan payouts.

Summary Compensation Table

	For Fiscal Year End December 31, 2006
				Option	All Other
Name and		Salary	Bonus	Award ($)	Compensation	Total
Principal Position	Year	($)(1)(2)	($)(2)	(3)(4)(6)	(5)	($)

Stephen L. Day(7)	2006	$350,000	$41,200	$1,955	$832	$393,987
Chief Executive Officer
Jonathan A.R. Grylls(7)	2006	250,000	29,400	1,955	1,383	282,738
Chief Operating Officer
Michael W. Bruns	2006	158,846	26,000	1,599	0	186,445
Chief Financial Officer
William G. Schmidt	2006	186,346	55,400	1,599	11,053	254,398
Vice President of Operations

(1)	Amounts reported for each period include amounts deferred by the named individuals pursuant to the Company’s 401(k) Plan. Amounts shown do not include amounts expended by the Company pursuant to plans (including group disability, life and health) that do not discriminate in scope, terms or operation in favor of officers and directors and are generally available to all salaried employees.

(2)	Amounts reported for each period include amounts that have been earned with respect to that period but may have been paid in a subsequent period.

(3)	All options are for the purchase of shares of Company common stock.

(4)	Included in the dollar amount recognized as shared-based compensation expense for each NEO, subject to the assumptions summarized in Footnote 2, “Summary of Significant Accounting Policies — Stock-Based Compensation” on page 55 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on April 2, 2007, but disregarding the estimates therein of forfeitures related to service-based vesting condition. Because these options were awarded at the end of October, 2006, this figure represents 2/60 of the estimated value of $47,961 of the 15,725 stock options awarded to each NEO in 2006, determined pursuant to SFAS No. 123(R). As required under 123(R), the Company plans to have formal valuation conducted in 2007 for the 2006 Company-wide option awards, and plans to amortize the remaining share-based compensation expense for these 2006 NEO option awards based on that formal valuation.

(5)	Amounts represent premiums for individual insurance policies for life, disability, and/or long-term care coverages.

(6)	The service-based vesting conditions for options awarded to each NEO prior to 2006 were satisfied, so no forfeitures were incurred to adjust reported compensation expense.

(7)	Includes $356 in fair value of non-cash share-based compensation from 2006 award of stock options for services as Director of the Company. Messrs. Day and Grylls do not receive annual retainer or meeting fees for their service as Directors.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information regarding stock options granted during fiscal 2006 by the Company to Named Executive Officers, being the individuals named in the Summary Compensation Table. The Company does not maintain any Equity or Non-equity Incentive Plan Awards or other Stock Awards for any NEO.

Grants of Plan-Based Awards

	For Fiscal Year End December 31, 2006
		All Other
		Option		Exercise	Grant
		Awards:		or Base	Date Fair
		Number of		Price of	Value of
		Securities		Option	Stock
	Grant	Underlying		Awards	Awards
Name	Date	Options (#)		($/Sh)	$

Stephen L. Day	10/26/06	15,725	(1)	$8.25	$47,961
	10/26/06	3,500	(2)	$7.50	$10,675
Jonathan A.R. Grylls	10/26/06	15,725	(1)	$7.50	$47,961
	10/26/06	3,500	(2)	$7.50	$10,675
Michael W. Bruns	10/26/06	15,725	(1)	$7.50	$47,961
William G. Schmidt	10/26/06	15,725	(1)	$7.50	$47,961

(1)	Incentive Stock Option awarded as Officer of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

(2)	Non-qualified Stock Option awarded for services as Director of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information regarding options to purchase shares of Company common stock held by our Named Executive Officers that were outstanding as of the end of our fiscal year, December 31, 2006. None of our NEOs has received an award of common stock from the Company, and thus there were no such stock awards outstanding as of December 31, 2006.

Outstanding Equity Awards Table

	Outstanding Equity Awards as of December 31, 2006
			Option Awards
			Equity Incentive Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying	Option
	Unexercised	Unexercised	Unexercised	Exercise	Option
	Options (#)	Options (#)	Unearned	Price	Expiration
Name	Exercisable	Unexercisable	Options (#)	$0.00	Date

Stephen L. Day	76,937			$2.14	12/01/09
	3,500			$10.00	11/17/15
		15,725(1)		$8.25	10/26/11
		3,500(2)		$7.50	10/26/16
Jonathan A.R. Grylls	38,665			$1.94	12/01/14
	15,725			$10.00	11/17/15
	3,500			$10.00	11/17/15
		15,725(1)		$7.50	10/26/16
		3,500(2)		$7.50	10/26/16
Michael W. Bruns	2,934			$1.94	12/01/14
	15,725			$10.00	11/17/15
		15,725(1)		$7.50	10/26/16
William G. Schmidt	10,542			$1.56	05/01/12
	15,725			$10.00	11/17/15
		15,725(1)		$7.50	10/26/16

(1)	Incentive Stock Option awarded as Officer of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

(2)	Non-qualified Stock Option awarded for services as Director of the Company, vesting on anniversary date of grant at rate of 20% per year for five years.

OPTION EXERCISES AND STOCK VESTED

None of the Company’s NEOs exercised any options to purchase Company common stock in fiscal 2006.

PENSION BENEFITS

The Company does not maintain a pension plan for its employees, and none of the NEOs have or are entitled to receive any pension benefits from the Company.

NON-QUALIFED DEFERRED COMPENSATION

The Company does not provide or offer any non-qualified deferred compensation plans or benefits for its employees, and none of the NEOs have or are entitled to receive any non-qualified deferred compensation from the Company.

DIRECTOR COMPENSATION

The following table sets forth annual and meeting fees, awards of options to purchase Company common stock, and all other compensation paid or awarded to Company Directors in 2006. No Director received Stock Awards, Non-equity Incentive Plan Compensation, Pension Plan Rights, Non-Qualified Deferred Compensation or other reportable compensation during 2006 or any prior year.

Director Compensation

	For Fiscal Year End December 31, 2006
	Fees Earned	Option
	or Paid in	Award ($)		All Other	Total
Name of Director(1)	Cash	(3)(4)		Compensation ($)	($)

William F. Meagher, Jr.	$15,250	$356	(5)	$0	$15,606
Gregory F. Mulligan	$12,250	$356	(6)	$0	$12,606
John W. Mitchell(2)	$875	$1,068	(7)	$0	$1,943
David J. Powers	$12,250	$356	(8)	$100	$12,706
James F. Powers	$12,250	$356	(9)	$500	$13,106

(1)	The compensation earned by Mr. Day and Mr. Grylls as Directors is included in the Summary Compensation Table of this Proxy Statement.

(2)	Mr. Mitchell was elected to the Board on November 14, 2006. He received a prorated portion of the annual Director’s fee, and was granted 10,500 options on November 17, 2006 in accordance with Director Compensation guidelines, described in “Executive Compensation Discussion and Analysis — Director Compensation”, earlier in this Proxy Statement.

(3)	The grant date of the options awarded to all Directors other than Mr. Mitchell was October 26, 2006. All 2006 awards vest on the anniversary date of the grant at the rate of 20% per year.

(4)	Included in the dollar amount recognized as shared-based compensation expense for each Director, subject to the assumptions summarized in Footnote 2, “Summary of Significant Accounting Policies — Stock-Based Compensation” on page 55 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on April 2, 2007. Because these options were awarded at the end of October, 2006, this figure represents 2/60 of the estimated value of $10,675 of the 3,500 stock options awarded to each Director in 2006, determined pursuant to SFAS No. 123(R). As required under 123(R), the Company plans to have formal valuation conducted in 2007 for the 2006 Company-wide option awards, and plans to amortize the remaining share-based compensation expense for these 2006 Director option awards based on that formal valuation.

(5)	For Mr. Meagher, the grant date fair value of options awarded to him in 2006, computed in accordance with SFAS No. 123(R), was $10,675; and his aggregate number of option awards outstanding at December 31, 2006 was 14,000.

(6)	For Mr. Mulligan, the grant date fair value of options awarded to him in 2006, computed in accordance with SFAS No. 123(R), was $10,675; and his aggregate number of option awards outstanding at December 31, 2006 was 19,840.

(7)	For Mr. Mitchell, the grant date fair value of options awarded to him in 2006, computed in accordance with SFAS No. 123(R), was $32,025; and his aggregate number of option awards outstanding at December 31, 2006 was 10,500.

(8)	For Mr. David J. Powers, the grant date fair value of options awarded to him in 2006, computed in accordance with SFAS No. 123(R), was $10,675; and his aggregate number of option awards outstanding at December 31, 2006 was 7,000.

(9)	For Mr. James F. Powers, the grant date fair value of options awarded to him in 2006, computed in accordance with SFAS No. 123(R), was $10,675; and his aggregate number of option awards outstanding at December 31, 2006 was 7,000.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS AND OTHER BENEFITS

The following table shows the potential payments upon termination or a change of control of the Company for the specified Named Executive Officers, on December 31, 2006.

Illustrative Post-Employment Payments

Termination
without Cause or
	Resignation for			Disability —
	Good Reason			Continuation of
Executive Compensation, Payments, and	— Continuation of		Change of	Base Salary
Other Benefits Upon Separation	Base Salary		Control — Lump	for Up to
Compensation and Other Benefits:	for 24 months		Sum Payment	12 months

Stephen L. Day	$700,000	(1)	$700,000	$350,000
Chief Executive Officer
Jonathan A.R. Grylls	500,000	(2)	500,000	250,000
Chief Operating Officer

(1)	Eligible for prorated participation in the incentive bonus program for any year if termination occurs after July 1, with potential of up to $140,000.

(2)	Eligible for prorated participation in the incentive bonus program for any year if termination occurs after July 1, with potential of up to $100,000.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the “Executive Compensation Discussion and Analysis” included in this Proxy Statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the “Executive Compensation Discussion and Analysis” be included in the Company’s Proxy Statement to be filed in connection with the Company’s 2007 Annual Meeting of Shareholders, which will be filed with the Securities and Exchange Commission.

SUBMITTED BY THE COMPENSATION
COMMITTEE OF THE BOARD OF DIRECTORS

James F. Powers (Chair)
John Mitchell

Dated: March 31, 2007

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the above Compensation Committee Report on Executive Compensation is being furnished to the SEC, and shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently composed of three Independent Directors, Mr. James Powers (Chair), Mr. John Mitchell and Mr. Gregory Mulligan. As disclosed in “Corporate Governance — Board and Committee Independence and Member Qualifications” earlier in this Proxy Statement, Mr. Day, the Company’s CEO, served in 2006 on the Compensation Committee with Mr. James Powers during the transition period since the Company’s IPO, as permitted by NASDQ rules. Mr. Day resigned from the Compensation Committee on November 14, 2006, and he was

succeeded on that date by Mr. John Mitchell, after the Board had found Mr. Mitchell to be Independent. During the period prior to November 14, 2006, the Company’s Independent Directors, acting as a group, conducted all deliberations and made all decisions regarding or affecting NEO compensation in executive session, without the participation of Mr. Day or any other Company officer.

No interlocking relationship exists between our Board of Directors or compensation committee and the Board of Directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

PERFORMANCE GRAPH

The information required to be disclosed by Item 201(e) of Regulation S-K, “Performance Graph”, is being furnished on page 73 of the Company’s 2006 Annual Report to Shareholders, which is being mailed together with this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on March 6, 2007, there were issued and outstanding 5,074,344 shares of Common Stock, entitled to cast 5,074,344 votes. On April 5, 2007, the closing price of the Common Stock as reported by NASDAQ was $8.76 per share.

Principal Stockholders

The following tables set forth certain information with respect to the beneficial ownership of the Common Stock from forms or schedules filed with the SEC as of April 3, 2007, by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each current director and nominee for director of the Company, (iii) each of the persons named in the Summary Compensation Table and (iv) all current executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock issuable by the Company pursuant to options that may be exercised within 60 days after April 3, 2007, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

Beneficial Ownership of Five Percent Holders of Common Stock of Dover Saddlery, Inc.

	Shares Beneficially Owned*
Name	Number	Percent

Glenhill Capital(1)	1,075,577	21.2%
Austin W. Marxe and David M. Greenhouse(2)	760,284	15.0%
Stephen L. Day(3)	600,024	11.6%
Wellington Management(4)	503,919	9.9%
Gruber and McBaine Capital Management, LLC(5)	383,682	7.6%
Michele R. Powers(6)	305,015	6.0%
David J. Powers(7)	292,835	5.8%
James F. Powers(8)	292,835	5.8%
Citizens Ventures, Inc.(9)	0	0.0%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	The Company has received a copy of a report on Schedule 13D, with a signature dated November 28, 2005, filed on behalf of Glenn J. Krevlin, a citizen of the United States, Krevlin Advisors, LLC, a Delaware limited liability company (“Krevlin Advisors”), GJK Capital Management, LLC, a Delaware limited liability company (“GJK”), Glenhill Capital LP, a Delaware limited partnership (“Glenhill Capital”), Glenhill Overseas Management, LLC, a Delaware limited liability company (“Glenhill Overseas”), Glenhill Capital Overseas Partners Ltd., a Cayman Islands exempted company, (“Overseas Partners”), Glenhill Capital Overseas GP, Ltd., a Cayman Islands exempted company (“Overseas GP”), Glenhill Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership (“Overseas Master”). Glenn J. Krevlin is the managing member of Krevlin Advisors and the director of Overseas GP. Krevlin Advisors is the managing member of GJK and Glenhill Overseas. GJK is the general partner and control person of Glenhill Capital. Glenhill Overseas is the investment manager of Overseas Partners. Overseas Partners is an offshore feeder fund which invests its assets in Overseas Master. Overseas GP is the general partner of Overseas Master. Glenhill Capital and Overseas Masters are private investment vehicles formed for the purpose of investing and trading in a wide variety of securities and financial instruments. The Company has also received copies of reports on Form 4, with signatures dated March 29, 2007, March 30, 2007 and April 3, 2007, respectively. Of the 1,075,577 shares of common stock beneficially owned by this group, (a) 750,066 shares of common stock (14.8%) are owned by Glenhill Capital, and (b) 320,484 shares of common stock (6.3%) are owned by Overseas Master. Glenhill Capital’s address is: 598 Madison Avenue, 12th Floor, New York, NY 10022.

(2)	The Company has received a copy of a report on Schedule 13G/A, with a signature dated February 14, 2007, and copies of reports on Form 4, with signatures dated January 12, 2007, January 17, 2007, March 5, 2007, March 26, 2007, March 29, 2007 and April 2, 2007, respectively. Messrs. Marxe and Greenhouse are identified as controlling principals of Special Situations Fund III, L.P., which owns 61,201 shares (1.2%), Special Situations Fund III QP, L.P., which owns 660,693 shares (13%) and Special Situations Cayman Fund, L.P., which owns 38,390 shares (.8%). The address of Messrs. Marxe and Greenhouse is: 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006 and a report on Form 5, with a signature dated February 14, 2007. Mr. Day beneficially owns 519,587 shares of common stock, and 80,437 options to purchase shares of common stock. Mr. Day’s address is: 525 Great Road, Littleton, MA 01460.

(4)	The Company has received a copy of a report on Schedule 13G/A, with a signature dated March 10, 2006 disclosing 459,219 shares of common stock with shared voting power and 503,919 shares of common stock of shared dispositive power. The address of Wellington Management Company is: 75 State Street, Boston, MA 02109. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC.

(5)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 2, 2006, filed by Gruber and McBaine Capital Management, LLC (GMCM), and on behalf of its three principals: Jon D. Gruber, Patterson McBaine, and Eric Swergold. Of the 383,682 shares of common stock owned by this group (a) 333,033 shares of common stock (6.6%) are owned by GMCM; (b) 45,549 shares of common stock (0.9%) are owned by Jon D. Gruber; (c) 3,500 shares of common stock (0.07%) are owned by J. Patterson McBaine; and (d) 1,600 shares of common stock are owned by Eric Swergold (.03%). GMCM’s address is: 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(6)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, where Michelle Powers is identified as owning 174,575 shares individually, with shared voting power over 130,440 additional shares. 65,220 of these additional shares are owned by her husband, Richard Powers, and the remaining 65,220 shares are owned by a trust benefiting her daughter, the Carly R. Powers Trust. Ms. Powers’ address is: 525 Great Road, Littleton,

MA 01460. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC.

(7)	The Company has received a copy of a report on Schedule 13G, with a signature dated February14, 2006 and a copy of a report on Form 5, with a signature dated February 14, 2007, filed by Mr. David Powers. Mr. David Powers’ address is: 525 Great Road, Littleton, MA 01460. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC.

(8)	The Company has received a copy of a report on Schedule 13G, with a signature dated February 14, 2006, and a copy of a report on Form 5, with a signature dated February 14, 2007, filed by Mr. James Powers. Mr. Powers’ address is: 525 Great Road, Littleton, MA 01460. The Company has no reason to believe that any change in the foregoing information has occurred, based on the reports on file with the SEC.

(9)	On information and belief, the Company states that it was informed by Citizens Ventures, Incorporated (“CVI”) of CVI’s sale in June 2006 of 301,651 shares of the Company’s common stock (amounting to @ 5.9% of the outstanding shares). However, there does not appear to be a Form 4 filed with the SEC to report this sale or sales. Previously, the Company had received a copy of a report on Schedule 13G, with a signature dated February 14, 2006 filed on behalf of CVI, Citizens Financial Group, Inc., a Delaware corporation (“CFG”), RBSG International Holdings Limited (“RBSG Holdings”), a company incorporated in the United Kingdom and registered in Scotland, The Royal Bank of Scotland plc, a public limited company incorporated in the United Kingdom and registered in Scotland (“RBS”), and The Royal Bank of Scotland Group plc, a public limited company incorporated in the United Kingdom and registered in Scotland (“RBSG”, and collectively with RBSG Holdings, RBS, CVI and CFG, the “Reporting Persons”). Each of CFG, RBSG Holdings, RBS and RBSG was a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended. All of the stock of CVI was owned by CFG. Ninety-nine percent (99%) of the stock of CFG was owned by RBSG Holdings. All of the Stock of RBSG Holdings was owned by RBS. All of the stock of RBS was owned by RBSG. Each of the Reporting Persons, except CVI, had disclaimed beneficial ownership of the Company’s common stock. The address of Citizens Ventures, Inc. was: One Citizens Plaza, Providence, Rhode Island 02903.

Security Ownership of Management

	Shares Beneficially Owned(1)
Name	Number	Percent

Stephen L. Day(1)	600,024	11.6%
David J. Powers(2)	292,835	5.8%
James F. Powers(3)	292,835	5.8%
Jonathan A.R. Grylls(4)	198,225	3.9%
William G. Schmidt(5)	30,399	0.6%
Michael W. Bruns (6)	18,659	0.4%
Gregory F. Mulligan(7)	16,340	0.3%
William F. Meagher, Jr.(8)	10,800	0.2%
John W. Mitchell(9)	0	0.0%
Executive officers and directors as a group (nine persons)	1,460,117	27.6%

*	The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(1)	Includes 519,587 shares of the Company’s common stock, and also includes 80,437 options to purchase shares of the Company’s common stock.

(2)	Includes 289,335 shares of the Company’s common stock, and also includes 3500 options to purchase shares of the Company’s common stock.

(3)	Includes 289,335 shares of the Company’s common stock, and also includes 3500 options to purchase shares of the Company’s common stock.

(4)	Includes 140,335 shares of the Company’s common stock, held directly by Mr. Grylls and by a trust (The Jonathan A.R. Grylls Living Trust U/D/T September 27, 2006), over which Mr. Grylls has investment control and of which he is a beneficial owner, and also includes 57,890 options to purchase shares of the Company’s common stock.

(5)	Includes 4,132 shares of the Company’s common stock, and also includes 26,267 options to purchase shares of the Company’s common stock.

(6)	Includes 18,659 options to purchase shares of the Company’s common stock.

(7)	Includes 16,340 options to purchase shares of the Company’s common stock.

(8)	Includes 300 shares of the Company’s common stock, and also includes 10,500 options to purchase shares of the Company’s common stock.

(9)	Mr. Mitchell joined the Board on November 14, 2006, and none of his options to purchase shares of the Company’s common stock will have vested by the end of June 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October of 2004, the Company entered into a lease agreement with a minority stockholder. The agreement, which relates to the Plaistow, NH retail store, is a five year lease with options to extend for an additional fifteen years. For the years ended December 31, 2006 and 2005, the Company paid and expensed $170,000 and $160,000 in connection with the lease, respectively. In addition, a related deposit of $18,750 is recorded as prepaid expenses and other current assets.

In order to expedite the efficient build-out of leasehold improvements in its new retail stores, the Company utilizes the services of a real estate development company owned by a non-executive Company employee and minority stockholder to source construction services and retail fixtures. Total payments for the twelve months ended December 31, 2006, consisting primarily of reimbursements for materials and outside labor, for the fit-up of five stores were $525,000. Reimbursements for the year ended December 31, 2005 were $91,000.

In December 2003, Patriot Capital Funding initially invested $3,500,000 in the Company and subsequently increased its subordinated debt investment to $8,050,000 in September 2005. In connection with the planned use of some of the Company’s IPO proceeds to reduce debt balances, on December 30, 2005, the Company paid down $5,050,000 of principal, as well as approximately $307,875 of accrued interest and fees to Patriot Capital Funding, which maintains a $3,000,000 subordinated debt investment in the Company, and as of December 31, 2006, held a warrant to purchase 30,974 common shares of the Company. On or about March 20, 2007, following the record date for the 2007 Annual Meeting, Patriot Capital Funding exercised this warrant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2006 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2005, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner.

SOLICITATION

This proxy is solicited on behalf of the Board of the Company. You are requested to sign and return your proxy card promptly.

The expenses connected with soliciting proxies will be borne by the Company. The Company expects to pay brokers, nominees, fiduciaries, and other custodians their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, certain directors, officers, and employees may solicit proxies in person or by use of other communications media.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the annual meeting scheduled to be held in May 2008, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company’s principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 12, 2007, so the date by which proposals are required to be received under Rule 14a-8 will be December 15, 2007.

In addition, the By-Laws of the Company provide that for business to be properly brought before any annual meeting of stockholders by any stockholder or for the nomination by a stockholder of a candidate for election to the Board, the stockholder must give timely notice thereof in writing to the Secretary of the Company not less than 120 days nor more than 150 days prior to the anniversary date of mailing this Proxy Statement, where such annual meeting is to be held between March 14, 2008 and June 11, 2008 (and for annual meetings to be held at other times, for such notices to be given as prescribed by the By-Laws). If next year’s annual meeting is held between March 14, 2008 and June 11, 2008, the deadline for submission of notice will be December 15, 2007, and any proposal or nomination submitted after December 15, 2007 will be untimely. The By-Laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

MISCELLANEOUS

The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

Stockholders of record on March 6, 2007 will receive a Proxy Statement and the Company’s 2006 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) to any stockholder entitled to receive this Proxy Statement who requests it in writing. Please submit any such written request to Michael W. Bruns, Chief Financial Officer, Dover Saddlery, Inc., P.O. Box 1100, Littleton, Massachusetts 01460.

DOVER SADDLERY, INC.
P.O. BOX 1100, 525 GREAT ROAD
LITTLETON, MA 01460
Proxy For Annual Meeting Of Shareholders May 2, 2007
This Proxy Is Solicited On Behalf Of
The Board Of Directors
Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.
Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Stockholders to be held May 2, 2007.

     The undersigned appoints Stephen L. Day and William F. Meagher, Jr. and either of them, with full powers of substitution, attorneys and proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Shareholders of Dover Saddlery, Inc., to be held at Westford Regency Inn and Conference Center, 219 Littleton Road, Westford, Massachusetts 01886, on Wednesday, May 2, 2007 at 10:00 a.m. local time and any adjournment or postponements thereof with all the powers the undersigned would possess if personally present.
The shares represented by this proxy will be voted in the manner directed. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted “FOR” the proposals.

PROPOSAL 1.	TO ELECT AS CLASS II DIRECTORS, THE FOLLOWING NOMINEES:
        1. Jonathan A.R. Grylls
        2. John W. Mitchell
        3. David J. Powers
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1.

o FOR ALL NOMINEES	o WITHHOLD ALL NOMINEES	o

For all nominees
except as noted
above

PROPOSAL 2.	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007

o FOR	o AGAINST	o ABSTAIN

PROPOSAL 3.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

o FOR	o AGAINST	o ABSTAIN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Signature:

Signature:

Date:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN ENCLOSED POSTAGE-PAID ENVELOPE WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.